UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 4215

Dreyfus Premier GNMA Fund, Inc. - Dreyfus GNMA Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

John Pak, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	4/30
Date of reporting period:	4/30/2014

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus

GNMA Fund

ANNUAL REPORT April 30, 2014

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
13	Statement of Financial Futures
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
18	Financial Highlights
21	Notes to Financial Statements
35	Report of Independent Registered Public Accounting Firm
36	Important Tax Information
37	Information About the Renewal of the Fund’s Management Agreement
42	Board Members Information
45	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
GNMA Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus GNMA Fund, covering the 12-month period from May 1, 2013, through April 30, 2014. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Although yields of U.S.Treasury securities ended 2013 above 3% for the first time in several years as investors anticipated a reduction in the Federal Reserve Board’s quantitative easing program, yields subsequently declined due to volatility in overseas markets and renewed economic concerns stemming from harsh winter weather. As a result,Treasury yields ended the reporting period only moderately higher than where they began. Corporate-backed bonds and other higher yielding market sectors fared better as underlying credit fundamentals improved in the recovering economy.

We believe that the domestic and global economic recoveries are likely to persist, led by the United States and other developed markets. Such a development could cause long-term interest rates to rise from current levels. However, our portfolio managers have continued to identify pockets of opportunity in areas of the bond market that may have been mispriced. In our judgment, extensive and professional research may be the best way to identify the potential opportunities. As always, we encourage you to discuss our observations and appropriate investment strategies with your financial advisor.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
May 15, 2014

DISCUSSION OF FUND PERFORMANCE

For the period of May 1, 2013, through April 30, 2014, as provided by Robert Bayston, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended April 30, 2014, Dreyfus GNMA Fund’s Class A shares produced a total return of –0.83%, Class C shares returned –1.64%, and Class Z shares returned –0.69%.1 In comparison, the fund’s benchmark, the Barclays GNMA Index (the “Index”), achieved a total return of 0.03% for the same period.2

Mortgage-backed securities encountered heightened market volatility over the reporting period stemming from stronger U.S. economic growth and the Federal Reserve Board’s (the “Fed”) shift to a more moderately accommodative monetary policy, but their prices generally ended the reporting period close to where they began.The fund produced lower returns than its benchmark, partly due to underweighted exposure to mortgage-backed securities over the summer of 2013. The fund’s relative performance also was affected by fund fees and expenses that are not reflected in the benchmark’s results.

The Fund’s Investment Approach

The fund seeks to maximize total return, consisting of capital appreciation and current income. To pursue this goal, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in Government National Mortgage Association (“GNMA” or “Ginnie Mae”) securities. The remainder may be allocated to other mortgage-related securities, including U.S. government agency securities and privately issued mortgage-backed securities, as well as asset-backed securities, U.S.Treasuries, and repurchase agreements.

Strengthening Economy Sparked Market Volatility

The U.S. bond market experienced heightened volatility soon after the start of the reporting period, when relatively hawkish remarks by the Fed’s chairman were interpreted as a signal that monetary policymakers would begin to back away from their massive quantitative easing program sooner than many analysts had expected. In addition, investors grew increasingly concerned that a more robust economic

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

recovery might rekindle dormant inflationary pressures. These developments sent intermediate- and long-term interest rates higher, while short-term rates remained anchored by an unchanged federal funds rate between 0% and 0.25%. Longer term bond yields stabilized over the summer of 2013 when investors recognized that a gradual pullback from quantitative easing did not necessarily portend higher short-term interest rates anytime soon, and they rallied in September and October when the Fed unexpectedly refrained from tapering its quantitative easing program. However, additional evidence of accelerating economic growth sparked renewed market volatility in November and December.

The Fed implemented the first in a series of gradual reductions of its bond purchasing program in December, which helped drive the yield of 10-year U.S.Treasury securities above 3% for the first time in more than two years. However, yields subsequently fell amid softer-than-expected economic data and harsh weather during the winter of 2014, and Treasuries ended the reporting period with yields only slightly higher than where they began.

Mortgage-backed securities, including those issued by Ginnie Mae, proved responsive to expectations that the Fed would taper its quantitative easing program.As a result of the increase in Treasury yields, GNMA security’s average durations, a measure of sensitivity to changing interest rates, lengthened. Higher coupon mortgage securities outperformed lower coupons, supported by reduced prepayment activity when higher mortgage rates discouraged refinancing activity.

Sector Allocation Strategy Constrained Relative Results

In this volatile environment, we reduced the fund’s exposure to mortgage-backed securities during the summer of 2013 due to concerns that they would be hurt by the Fed’s tapering plans. Instead, we diversified the fund’s portfolio with short-term Treasury Inflation Protected Securities (“TIPS”) and GNMA project loans that we regarded as attractively valued and potentially less sensitive to the expected shift in monetary policy.Among GNMA securities, we changed the fund’s focus from lower coupon mortgage pools to securities with coupon rates in the middle of the range. We placed a more mild emphasis on higher coupon mortgages.

While our coupon selection strategy added a degree of value to the fund’s performance over the reporting period, underweighted exposure to mortgage-backed securities dampened relative performance when mortgages continued to hold up well despite reduced demand from the Fed’s bond purchasing program. We maintained the fund’s average duration in a range that was modestly shorter than the benchmark, which helped cushion the impact of heightened interest-rate volatility. At times during the reporting period, we employed interest-rate futures contracts to set the fund’s duration strategy.

Maintaining a Cautious Investment Posture

Although economic headwinds remain, we currently expect the U.S. economic recovery to accelerate over the months ahead, potentially driving long-term interest rates higher.We also anticipate an increase in the supply of newly issued mortgage-backed securities from recently low levels. Consequently, we have maintained the fund’s underweighted position in mortgage-backed securities as well as its modestly shorter-than-average duration stance. In our judgment, these are prudent strategies for a potentially rising interest-rate environment.

May 15, 2014

Bond funds are subject generally to interest rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

The fund may use derivative instruments, such as options, futures and options on futures, forward contracts, swaps (including credit default swaps on corporate bonds and asset-backed securities), options on swaps and other credit derivatives. A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

1

Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Class Z is not subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2

SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions. The Barclays GNMA Index is an unmanaged, total return performance benchmark for the GNMA market consisting of 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns do not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

The Fund 5

Years Ended 4/30

Comparison of change in value of $10,000 investment in Dreyfus GNMA Fund Class A shares, Class C shares and Class Z shares and the Barclays GNMA Index

†	Source: Lipper Inc.
††	The total return figures presented for Class A and Class C shares of the fund reflect the performance of the fund’s
Class Z shares for the period prior to 5/3/07 (the inception date for Class A and Class C shares), adjusted to reflect the applicable sales load for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C and Class Z shares of Dreyfus GNMA Fund on 4/30/04 to a $10,000 investment made in the Barclays GNMA Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund invests primarily in Ginnie Maes and its performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. Unlike the fund, the Index is an unmanaged total return performance benchmark for the GNMA market, consisting of 15- and 30-year fixed-rate GNMA securities. All issues have at least one year to maturity and an outstanding par value of at least $100 million.These factors can contribute to the Index potentially outperforming or underperforming the fund. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 4/30/14

Inception
	Date	1	Year	5 Years	10 Years
Class A shares
with maximum sales charge (4.5%)	5/3/07	–5.32%		2.74%	3.65	%††
without sales charge	5/3/07	–0.83%		3.69%	4.13	%††
Class C shares
with applicable redemption charge †	5/3/07	–2.61%		2.91%	3.58	%††
without redemption	5/3/07	–1.64%		2.91%	3.58	%††
Class Z shares	5/29/85	–0.69%		3.83%	4.24%
Barclays GNMA Index		0.03%		4.05%	4.97%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

†	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
††	The total return performance figures presented for Class A and Class C shares of the fund reflect the performance of the fund’s Class Z shares for the period prior to 5/3/07 (the inception date for Class A and Class C shares), adjusted to reflect the applicable sales load for Class A shares.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus GNMA Fund from November 1, 2013 to April 30, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2014
	Class A	Class C	Class Z
Expenses paid per $1,000†	$5.03	$9.04	$4.43
Ending value (after expenses)	$1,007.60	$1,003.30	$1,008.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended April 30, 2014

	Class A	Class C	Class Z
Expenses paid per $1,000†	$5.06	$9.10	$4.46
Ending value (after expenses)	$1,019.79	$1,015.77	$1,020.38

†	Expenses are equal to the fund’s annualized expense ratio of 1.01% for Class A, 1.82% for Class C and .89%
for Class Z, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

April 30, 2014

	Coupon	Maturity	Principal
Bonds and Notes—109.3%	Rate (%)	Date	Amount ($)	Value ($)
Asset-Backed Ctfs./
Auto Receivables—7.9%
Ally Auto Receivables Trust,
Ser. 2012-SN1, Cl. A3	0.57	8/20/15	6,352,515	6,355,234
Ally Master Owner Trust,
Ser. 2011-3, Cl. A2	1.81	5/15/16	6,000,000	6,003,624
BMW Vehicle Lease Trust,
Ser. 2013-1, Cl. A3	0.54	9/21/15	5,000,000	5,006,595
Carmax Auto Owner Trust,
Ser. 2013-1, Cl. A2	0.42	3/15/16	3,559,918	3,560,720
Ford Credit Auto Lease Trust,
Ser. 2012-A, Cl. A3	0.85	1/15/15	1,007,379	1,007,759
Ford Credit FloorPlan Master Owner
Trust, Ser. 2012-4, Cl. A1	0.74	9/15/16	4,588,000	4,594,519
Mercedes-Benz Auto Lease Trust,
Ser. 2013-A, Cl. A3	0.59	2/15/16	5,003,000	5,008,893
Nissan Auto Lease Trust,
Ser. 2012-B, Cl. A3	0.58	11/16/15	5,500,000	5,505,467
Nissan Auto Lease Trust,
Ser. 2012-A, Cl. A3	0.98	5/15/15	1,755,490	1,756,424
World Omni Automobile Lease
Securitization Trust,
Ser. 2012-A, Cl. A3	0.93	11/16/15	3,326,982	3,332,720
				42,131,955
Asset-Backed Ctfs./
Credit Cards—1.0%
GE Capital Credit Card Master Note
Trust, Ser. 2009-4, Cl. A	3.80	11/15/17	5,400,000	5,498,563
Asset-Backed Ctfs./Equipment—1.0%
CNH Equipment Trust,
Ser. 2012-D, Cl. A2	0.45	4/15/16	968,027	968,177
CNH Equipment Trust,
Ser. 2011-C, Cl. A3	1.19	12/15/16	3,375,000	3,385,202
GE Equipment Midticket,
Ser. 2011-1, Cl. A3	1.00	8/24/15	855,590	856,357
				5,209,736

The Fund 9

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)			Value ($)
Asset-Backed Ctfs./
Home Equity Loans—.0%
Equivantage Home Equity Loan
Trust, Ser. 1997-1, Cl. A4	7.78	3/25/28	68,838	[a]		68,483
GE Capital Mortgage Services
Trust, Ser. 1999-HE1, Cl. A7	6.27	4/25/29	52,158			51,901
						120,384
Residential Mortgage
Pass-Through Ctfs.—.1%
GSR Mortgage Loan Trust,
Ser. 2004-12, Cl. 2A2	2.36	12/25/34	588,701	[a]		573,605
U.S. Government Agencies/
Mortgage-Backed—93.2%
Federal Home Loan Mortgage Corp.:
5.00%, 3/1/20			110,685	[b]		118,957
Multiclass Mortgage Participation Ctfs.,
REMIC, Ser. 4224, Cl. KC,
3.00%, 5/15/32			2,564,947		[b]	2,656,029
Federal National Mortgage Association:
5.50%, 9/1/39			1,861,817		[b]	2,073,751
6.00%, 4/1/35			978,791	[b]		1,093,694
Gtd. Pass-Through Ctfs., REMIC,
Ser. 2003-49, Cl. JE,
3.00%, 4/25/33			192,848	[b]		199,145
Government National Mortgage Association I:
4.00%, 9/15/24—9/15/41			36,675,249			38,942,498
4.50%, 10/15/24—10/15/41			46,742,933			50,885,609
5.00%, 10/15/23—3/15/41			26,245,415			29,060,960
5.50%, 6/15/20—9/15/39			29,475,049			33,127,970
6.00%, 10/15/19—9/15/39			10,969,895			12,452,493
6.50%, 5/15/28—6/15/32			185,451			209,869
7.00%, 11/15/22—12/15/22			6,137			6,690
7.50%, 2/15/17—5/15/26			1,956,030			2,076,505
8.00%, 9/15/21—12/15/22			884,457			1,001,077
8.50%, 12/15/16—12/15/22			610,770			637,060
9.00%, 9/15/19—12/15/22			618,190			656,203
9.50%, 3/15/18—1/15/25			180,651			185,758

		Principal
	Bonds and Notes (continued)	Amount ($)		Value ($)
	U.S. Government Agencies/
	Mortgage-Backed (continued)
	Government National Mortgage Association I (continued):
	Ser. 2013-57, Cl. A, 1.35%, 6/16/37	3,002,428		2,972,052
	Ser. 2013-63, Cl. AM, 2.00%, 2/16/47	3,041,767	[a]	2,936,410
	Government National Mortgage Association II:
	3.00%	9,940,000	[c]	9,885,641
	3.50%	23,235,000	[c]	23,910,267
	4.00%	55,925,000	[c]	59,193,112
	4.50%	40,775,000	[c]	44,209,017
	3.00%, 8/20/42—8/20/43	54,602,975		54,438,738
	3.50%, 9/20/42—4/20/43	63,141,009		65,087,770
	4.00%, 12/20/24—5/20/42	8,817,099		9,355,689
	4.50%, 12/20/39—3/20/42	20,727,869		22,431,021
	5.00%, 11/20/24—4/20/35	4,343,861		4,797,678
	5.50%, 1/20/34—9/20/35	7,203,645		8,069,667
	6.00%, 12/20/28—2/20/36	5,459,664		6,171,261
	6.50%, 5/20/31—7/20/31	661,271		773,222
	7.00%, 4/20/24—4/20/32	3,722,101		4,390,522
	7.50%, 9/20/30	52,887		63,720
	9.00%, 7/20/25	43,862		50,835
	9.50%, 9/20/17—2/20/25	39,953		41,974
				494,162,864
	U.S. Government Securities—6.1%
	U.S. Treasury Inflation Protected Securities;
	Notes, 0.13%, 4/15/18	31,385,264	[d]	32,254,478
	Total Bonds and Notes
	(cost $569,578,641)			579,951,585

Short	-Term Investments—15.9%
	U.S. Treasury Bills:
	0.02%, 7/31/14	13,800,000		13,799,255
	0.03%, 5/8/14	70,046,000		70,045,790
	0.04%, 6/12/14	405,000	[e]	404,996
	Total Short-Term Investments
	(cost $84,250,011)			84,250,041

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Other Investment—.2%			Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
	Plus Money Market Fund
	(cost $928,328)		928,328 [f]	928,328

Total Investments (cost $654,756,980)			125.4%	665,129,954

Liabilities, Less Cash and Receivables			(25.4%)	(134,778,701)

Net Assets			100.0%	530,351,253

REMIC—Real Estate Mortgage Investment Conduit
a	Variable rate security—interest rate subject to periodic change.
b			The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal
National Mortgage Association into conservatorship with FHFA as the conservator.As such, the FHFA oversees the
	continuing affairs of these companies.
c	Purchased on a forward commitment basis.
d			Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
e	Held by or on behalf of a counterparty for open financial futures contracts.
f	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

Value (%)				Value (%)
U.S. Government Agencies/			Asset-Backed	9.9
	Mortgage-Backed	99.3	Residental Mortgage-Backed	.1
Short-Term/
	Money Market Investments	16.1		125.4

†	Based on net assets.
See notes to financial statements.

STATEMENT OF FINANCIAL FUTURES

April 30, 2014

				Unrealized
		Market Value		Appreciation
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 4/30/2014 ($)
Financial Futures Long
U.S. Treasury 5 Year Notes	12	1,433,438	June 2014	(4,125)
U.S. Treasury 10 Year Notes	148	18,414,437	June 2014	30,547
Gross Unrealized Appreciation				30,547
Gross Unrealized Depreciation				(4,125)

See notes to financial statements.

The Fund 13

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2014

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers		653,828,652	664,201,626
Affiliated issuers		928,328	928,328
Receivable for investment securities sold			20,200,070
Dividends and interest receivable			1,486,090
Receivable for futures variation margin—Note 4			43,453
Receivable for shares of Common Stock subscribed			13,700
Prepaid expenses			35,858
			686,909,125
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			446,266
Cash overdraft due to Custodian			54,539
Payable for open mortgage—backed dollar rolls—Note 4			141,648,261
Payable for investment securities purchased			13,594,052
Payable for shares of Common Stock redeemed			708,647
Accrued expenses			106,107
			156,557,872
Net Assets ($)			530,351,253
Composition of Net Assets ($):
Paid-in capital			529,246,873
Accumulated undistributed investment income—net			851,819
Accumulated net realized gain (loss) on investments			(10,146,835)
Accumulated net unrealized appreciation (depreciation)
on investments (including $26,422 net unrealized
appreciation on financial futures)			10,399,396
Net Assets ($)			530,351,253

Net Asset Value Per Share
	Class A	Class C	Class Z
Net Assets ($)	57,498,104	6,483,530	466,369,619
Shares Outstanding	3,788,086	427,061	30,710,760
Net Asset Value Per Share ($)	15.18	15.18	15.19

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended April 30, 2014

Investment Income ($):
Income:
Interest	13,957,891
Dividends;
Affiliated issuers	11,961
Income from securities lending—Note 1(b)	1,956
Total Income	13,971,808
Expenses:
Management fee—Note 3(a)	3,397,667
Service plan and prospectus fees—Note 3(b)	695,066
Shareholder servicing costs—Note 3(c)	555,597
Professional fees	111,880
Custodian fees—Note 3(c)	95,784
Distribution fees—Note 3(b)	60,465
Registration fees	55,403
Directors’ fees and expenses—Note 3(d)	46,931
Shareholders’ reports	29,458
Loan commitment fees—Note 2	5,602
Miscellaneous	116,541
Total Expenses	5,170,394
Less—reduction in fees due to earnings credits—Note 3(c)	(1,300)
Net Expenses	5,169,094
Investment Income—Net	8,802,714
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(7,280,807)
Net realized gain (loss) on options transactions	(318,745)
Net realized gain (loss) on financial futures	1,551,720
Net Realized Gain (Loss)	(6,047,832)
Net unrealized appreciation (depreciation) on investments	(9,641,232)
Net unrealized appreciation (depreciation) on financial futures	637,318
Net unrealized appreciation (depreciation) on options transactions	(28,808)
Net Unrealized Appreciation (Depreciation)	(9,032,722)
Net Realized and Unrealized Gain (Loss) on Investments	(15,080,554)
Net (Decrease) in Net Assets Resulting from Operations	(6,277,840)

See notes to financial statements.

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended April 30,
	2014	2013
Operations ($):
Investment income—net	8,802,714	10,272,692
Net realized gain (loss) on investments	(6,047,832)	7,472,416
Net unrealized appreciation
(depreciation) on investments	(9,032,722)	(5,612,196)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(6,277,840)	12,132,912
Dividends to Shareholders from ($):
Investment income—net:
Class A	(1,365,726)	(1,433,106)
Class C	(104,462)	(158,366)
Class Z	(11,069,412)	(11,560,136)
Net realized gain on investments:
Class A	—	(1,952,322)
Class C	—	(349,923)
Class Z	—	(15,105,533)
Total Dividends	(12,539,600)	(30,559,386)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	4,881,419	19,519,596
Class C	163,824	1,221,505
Class Z	5,910,258	11,035,757
Dividends reinvested:
Class A	1,147,309	2,916,704
Class C	81,801	371,126
Class Z	9,645,802	23,522,983
Cost of shares redeemed:
Class A	(23,341,510)	(18,443,687)
Class C	(4,657,399)	(8,096,565)
Class Z	(74,936,935)	(69,888,411)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(81,105,431)	(37,840,992)
Total Increase (Decrease) in Net Assets	(99,922,871)	(56,267,466)
Net Assets ($):
Beginning of Period	630,274,124	686,541,590
End of Period	530,351,253	630,274,124
Undistributed investment income—net	851,819	1,427,620

		Year Ended April 30,
	2014	2013
Capital Share Transactions:
Class Aa
Shares sold	323,396	1,237,368
Shares issued for dividends reinvested	75,810	185,418
Shares redeemed	(1,548,427)	(1,162,269)
Net Increase (Decrease) in Shares Outstanding	(1,149,221)	260,517
Class Ca
Shares sold	10,821	76,167
Shares issued for dividends reinvested	5,399	23,612
Shares redeemed	(307,482)	(506,271)
Net Increase (Decrease) in Shares Outstanding	(291,262)	(406,492)
Class Z
Shares sold	391,102	693,100
Shares issued for dividends reinvested	637,292	1,493,890
Shares redeemed	(4,961,503)	(4,394,090)
Net Increase (Decrease) in Shares Outstanding	(3,933,109)	(2,207,100)

a During the period ended April 30, 2014, 12,288 Class C shares representing $190,096 were exchanged for
12,296 Class A shares.

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended April 30,
Class A Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	15.63	16.09	15.67	15.24	14.86
Investment Operations:
Investment income—net[a]	.22	.23	.20	.33	.42
Net realized and unrealized
gain (loss) on investments	(.35)	.04	.79	.49	.45
Total from Investment Operations	(.13)	.27	.99	.82	.87
Distributions:
Dividends from investment income—net	(.32)	(.30)	(.23)	(.39)	(.49)
Dividends from net realized
gain on investments	—	(.43)	(.34)	—	—
Total Distributions	(.32)	(.73)	(.57)	(.39)	(.49)
Net asset value, end of period	15.18	15.63	16.09	15.67	15.24
Total Return (%)[b]	(.83)	1.73	6.34	5.43	5.96
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.02	1.03	1.04	1.03	1.04
Ratio of net expenses
to average net assets	1.02	1.03	1.04	.98	1.01
Ratio of net investment income
to average net assets	1.44	1.45	1.25	2.11	2.81
Portfolio Turnover Rate[c]	344.69	439.48	652.66	392.43	272.95
Net Assets, end of period ($ x 1,000)	57,498	77,177	75,252	76,910	90,135

a Based on average shares outstanding at each month end.
b Exclusive of sales charge.
c The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended April 30, 2014, 2013,
2012, 2011 and 2010 were 89.97%, 85.95%, 95.20%, 64.60% and 66.28%, respectively.

See notes to financial statements.

		Year Ended April 30,
Class C Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	15.63	16.08	15.67	15.23	14.84
Investment Operations:
Investment income—net[a]	.10	.10	.08	.22	.31
Net realized and unrealized
gain (loss) on investments	(.36)	.05	.78	.49	.46
Total from Investment Operations	(.26)	.15	.86	.71	.77
Distributions:
Dividends from investment income—net	(.19)	(.17)	(.11)	(.27)	(.38)
Dividends from net realized
gain on investments	—	(.43)	(.34)	—	—
Total Distributions	(.19)	(.60)	(.45)	(.27)	(.38)
Net asset value, end of period	15.18	15.63	16.08	15.67	15.23
Total Return (%)[b]	(1.64)	.96	5.49	4.68	5.24
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.83	1.80	1.78	1.76	1.78
Ratio of net expenses
to average net assets	1.83	1.80	1.78	1.72	1.75
Ratio of net investment income
to average net assets	.63	.65	.52	1.38	2.07
Portfolio Turnover Rate[c]	344.69	439.48	652.66	392.43	272.95
Net Assets, end of period ($ x 1,000)	6,484	11,230	18,092	20,062	26,567
a Based on average shares outstanding at each month end.
b Exclusive of sales charge.
c The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended April 30, 2014, 2013,
2012, 2011 and 2010 were 89.97%, 85.95%, 95.20%, 64.60% and 66.28%, respectively.

See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended April 30,
Class Z Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	15.64	16.10	15.68	15.25	14.87
Investment Operations:
Investment income—net[a]	.24	.25	.22	.34	.45
Net realized and unrealized
gain (loss) on investments	(.35)	.04	.79	.50	.44
Total from Investment Operations	(.11)	.29	1.01	.84	.89
Distributions:
Dividends from investment income—net	(.34)	(.32)	(.25)	(.41)	(.51)
Dividends from net realized
gain on investments	—	(.43)	(.34)	—	—
Total Distributions	(.34)	(.75)	(.59)	(.41)	(.51)
Net asset value, end of period	15.19	15.64	16.10	15.68	15.25
Total Return (%)	(.69)	1.86	6.48	5.58	6.13
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.88	.89	.90	.87	.87
Ratio of net expenses
to average net assets	.88	.89	.90	.87	.87
Ratio of net investment income
to average net assets	1.58	1.59	1.39	2.21	2.97
Portfolio Turnover Rate[b]	344.69	439.48	652.66	392.43	272.95
Net Assets, end of period ($ x 1,000)	466,370	541,867	593,198	613,268	638,374

a Based on average shares outstanding at each month end.
b The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended April 30, 2014, 2013,
2012, 2011 and 2010 were 89.97%, 85.95%, 95.20%, 64.60% and 66.28%, respectively.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus GNMA Fund (the “fund”) is the sole series of Dreyfus Premier GNMA Fund, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective seeks to maximize total return, consisting of capital appreciation and current income.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 1.4 billion shares of $.001 par value Common Stock.The fund currently offers three classes of shares: Class A (200 million shares authorized), Class C (100 million shares authorized) and Class Z (1.1 billion shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class Z shares are sold at net asset value per share. Class Z shares generally are not available for new accounts. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in securities, excluding short-term investments (other than U.S.Treasury Bills), financial futures and options are valued each business day by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.These securities are generally categorized within Level 2 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2014 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Asset-Backed	—	52,960,638	—	52,960,638
Mutual Funds	928,328	—	—	928,328
Residential
Mortgage-Backed	—	573,605	—	573,605

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($) (continued)
Investments in Securities
(continued):
U.S. Government
Agencies/
Mortgage-Backed	—	494,162,864	—	494,162,864
U.S. Treasury	—	116,504,519	—	116,504,519
Other Financial
Instruments:
Financial Futures†	30,547	—	—	30,547
Liabilities ($)
Other Financial
Instruments:
Financial Futures†	(4,125)	—	—	(4,125)
† Amount shown represents unrealized appreciation (depreciation) at period end.

At April 30, 2014, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager or U.S. Government

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. During the period ended April 30, 2014,The Bank of New York Mellon earned $380 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended April 30, 2014 were as follows:

Investment	Value				Value	Net
Company	4/30/2013	($)	Purchases ($)	Sales ($)	4/30/2014 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	—		761,376,225	760,447,897	928,328.2
Dreyfus
Institutional
Cash
Advantage
Fund	—		5,971,247	5,971,247	—	—
Total	—		767,347,472	766,419,144	928,328.2

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

On April 30, 2014, the Board declared a cash dividend of $.024, $.014 and $.025 per share from undistributed investment income-net for Class A, Class C and Class Z shares, respectively, payable on May 1, 2014 (ex-dividend date) to shareholders of record as of the close of business on April 30, 2014.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2014, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2014, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended April 30, 2014 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At April 30, 2014, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $851,819, accumulated capital losses $10,118,066 and unrealized appreciation $10,370,627.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to April 30, 2014. The fund has $8,520,431

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

of post-enactment short-term capital losses and $1,597,635 of post-enactment long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2014 and April 30, 2013 were as follows: ordinary income $12,539,600 and $27,977,105, and long-term capital gains $0 and $2,582,281, respectively.

During the period ended April 30, 2014, as a result of permanent book to tax differences, primarily due to the tax treatment for paydown gains and losses on mortgage-backed securities and amortization of premiums, the fund increased accumulated undistributed investment income-net by $3,161,085 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $265 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 9, 2013, the unsecured credit facility with Citibank, N.A. was $210 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended April 30, 2014, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with the Manager, the management fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of Class Z shares (excluding taxes, brokerage fees, interest on borrowings and extraordinary expenses) exceed 1 1 / 2 % of the value of Class Z shares’ average daily net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear, such excess expense with respect to Class Z shares. There was no reimbursement pursuant to the Agreement for Class Z shares during the period ended April 30, 2014.

During the period ended April 30, 2014, the Distributor retained $609 from commissions earned on sales of the fund’s Class A shares and $2,110 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended April 30, 2014, Class C shares were charged $60,465 pursuant to the Distribution Plan.

Under the Service Plan adopted pursuant to Rule 12b-1 under the Act, Class Z shares reimburse the Distributor for distributing its shares, for servicing shareholder accounts and for advertising and marketing relating to Class Z shares.The Service Plan provides for a reimbursement to be made at an aggregate annual rate not to exceed .20% of the value of its average daily net assets. The Distributor determines the amounts, if any, to be paid to Service Agents (securities dealers, financial institutions or other industry professionals) and the basis on which such payments are made.

The Service Plan also separately provides for Class Z shares to bear the costs of preparing, printing and distributing certain of Class Z prospectuses and statements of additional information and costs associated with implementing and operating the Service Plan, not to exceed the greater of $100,000 or .005% of the value of its average daily net assets for any full fiscal year. During the period ended April 30, 2014, Class Z shares were charged $695,066 pursuant to the Service Plan.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2014, Class A and Class C shares were charged $162,351 and $20,155, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended April 30, 2014, the fund was charged $251,063 for transfer agency services and $16,177 for cash management services.These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $1,300.

The fund compensates The Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund.These fees are determined based on net assets, geographic region and transaction activity. During the period ended April 30, 2014, the fund was charged $95,784 pursuant to the custody agreement.

The fund compensated The Bank of New York Mellon for performing certain cash management services related to fund subscriptions and redemptions, including shareholder redemption draft processing, under a cash management agreement that was in effect until September 30, 2013 and, beginning October 1, 2013, compensates The Bank of New York Mellon for processing shareholder redemption drafts under a shareholder draft processing agreement. During the period ended April 30, 2014, the fund was charged $9,311 pursuant to the agreements, which is included in Shareholder servicing costs in the Statement of Operations.

During the period ended April 30, 2014, the fund was charged $9,177 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $262,277, Distribution Plan fees $57,829, Shareholder Services Plan fees $13,328, custodian fees $31,200, Chief Compliance Officer fees $736 and transfer agency fees $80,896.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, financial futures and options transactions, during the period ended April 30, 2014, amounted to $2,163,155,111 and $2,271,721,350, respectively, of which $1,598,544,883 in purchases and $1,602,871,747 in sales were from mortgage dollar roll transactions.

Mortgage Dollar Rolls: A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date.The securities purchased will bear the same interest rate

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold.The fund accounts for mortgage dollar rolls as purchases and sales transactions.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended April 30, 2014 is discussed below.

Financial Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk as a result of changes in value of underlying financial instruments.The fund invests in financial futures in order to manage its exposure to or protect against changes in the market. A financial futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change.Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations.When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations.There is minimal counterparty credit risk to the fund with financial futures since they are exchange traded, and the exchange guarantees the financial futures against default. Financial futures open at April 30, 2014 are set forth in the Statement of Financial Futures.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in interest rates or as a substitute for an investment.The fund is subject to market risk and interest rate risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying security or securities at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.There is a risk of loss from a change in value of such options which may exceed the related premiums received. The Statement of Operations reflects the following: any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction. At April 30, 2014, there were no options written outstanding.

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

The following summarizes the fund’s call/put options written during the period ended April 30, 2014:

	Face Amount		Options Terminated
	Covered by	Premiums		Net Realized
Options Written:	Contracts ($)	Received ($)	Cost ($)	Gain (Loss) ($)
Contracts outstanding
April 30, 2013	19,191,000	872,538
Contracts written	220,000	95,810
Contracts terminated:
Contracts closed	18,780,000	577,954	974,682	(396,728)
Contracts expired	631,000	390,394	—	390,394
Total contracts
terminated	19,411,000	968,348	974,682	(6,334)
Contracts Outstanding
April 30, 2014	—	—

The following summarizes the average market value of derivatives outstanding during the period ended April 30, 2014:

Average Market Value ($)
Interest rate financial futures	23,849,333
Interest rate options contracts	1,026,723

At April 30, 2014, the cost of investments for federal income tax purposes was $654,759,327; accordingly, accumulated net unrealized appreciation on investments was $10,370,627, consisting of $13,657,351 gross unrealized appreciation and $3,286,724 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus GNMA Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus GNMA Fund (the sole series comprising Dreyfus Premier GNMA Fund, Inc.) as of April 30, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2014 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus GNMA Fund at April 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
June 26, 2014

The Fund 35

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund hereby reports 100% of ordinary income dividends paid during the fiscal year ended April 30, 2014 as qualifying “interest related dividends.”

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on November 4-5, 2013, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”).The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures.The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

The Fund 37

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended September 30, 2013, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.The Board discussed the results of the comparisons and noted that the fund’s total return performance for Class A shares was below the Performance Group median for all periods and above the Performance Universe median for all periods except for the two-year period when it was below the median, and the fund’s total return performance for Class Z shares was at or above the Performance Group and Performance Universe medians for all periods except for the ten-year period when it was below both medians.The Board also noted that the fund’s yield performance for Class A shares was below the Performance Group and Performance Universe medians for all six of the one-year periods ended September 30th, and the fund’s yield performance for Class Z shares was at or below the Performance Group and Performance Universe medians for nine of the ten one-year periods. The Board noted the proximity to the median in certain periods when total return performance or yield was below median. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.The Board noted that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians (highest in the Expense Group and Expense Universe) and the fund’s total expenses were above the Expense Group and Expense Universe medians (highest in the Expense Group).

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus of managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The

The Fund 39

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level.The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board generally was satisfied with the fund’s overall total return performance, in light of the considerations described above, but expressed concern about the fund’s relative yield performance.

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of the fund and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years.The Board determined that renewal of the Agreement was in the best interests of the fund and its shareholders.

The Fund 41

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (70)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
No. of Portfolios for which Board Member Serves: 146
———————
William Hodding Carter III (79)
Board Member (2006)
Principal Occupation During Past 5Years:
• Professor of Leadership & Public Policy, University of North Carolina, Chapel Hill (2006-present)
No. of Portfolios for which Board Member Serves: 24
———————
Joni Evans (72)
Board Member (1985)
Principal Occupation During Past 5Years:
• Chief Executive Officer, www.wowOwow.com an online community dedicated to women’s conversations and publications (2007-present)
• Principal, Joni Evans Ltd. (publishing) (2006-present)
No. of Portfolios for which Board Member Serves: 24
———————
Ehud Houminer (73)
Board Member (2006)
Principal Occupation During Past 5Years:
• Executive-in-Residence at the Columbia Business School, Columbia University (1992-present)
Other Public Company Board Memberships During Past 5Years:
• Avnet Inc., an electronics distributor, Director (1993-2012)
No. of Portfolios for which Board Member Serves: 66

Richard C. Leone (74)
Board Member (2006)
Principal Occupation During Past 5Years:
• Senior Fellow of The Century Foundation (formerly,The Twentieth Century Fund, Inc.), a tax exempt research foundation engaged in the study of economic, foreign policy and domestic issues (2011-present)
• President—The Century Foundation (1989-2011)
No. of Portfolios for which Board Member Serves: 24
———————
Hans C. Mautner (76)
Board Member (2006)
Principal Occupation During Past 5Years:
• President—International Division and an Advisory Director of Simon Property Group, a real estate investment company (1998-2010)
• Chairman and Chief Executive Officer of Simon Global Limited, a real estate company (1999-2010)
No. of Portfolios for which Board Member Serves: 24
———————
Robin A. Melvin (50)
Board Member (2006)
Principal Occupation During Past 5Years:
• Board Member, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois (2013-present)
• Director, Boisi Family Foundation, a private family foundation that supports youth-serving orga-
nizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)
No. of Portfolios for which Board Member Serves: 113
———————
Burton N. Wallack (63)
Board Member (1991)
Principal Occupation During Past 5Years:
• President and Co-owner of Wallack Management Company, a real estate management company
(1987-present)
No. of Portfolios for which Board Member Serves: 24
———————
John E. Zuccotti (76)
Board Member (2006)
Principal Occupation During Past 5Years:
• Chairman of Brookfield Properties, Inc. (1996-present)
• Senior Counsel of Weil, Gotshal & Manges, LLP (1997-present)
Other Public Company Board Memberships During Past 5Years:
• Wellpoint, Inc., a health benefits company, Director (2005-2010)
No. of Portfolios for which Board Member Serves: 24

The Fund 43

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INTERESTED BOARD MEMBERS

Gordon J. Davis (72)
Board Member (1995)
Principal Occupation During Past 5Years:
• Partner in the law firm of Venable LLP (2012-present)
• Partner in the law firm of Dewey & LeBoeuf LLP (1994-2012)
Other Public Company Board Memberships During Past 5Years:
• Consolidated Edison, Inc., a utility company, Director (1997-present)
• The Phoenix Companies, Inc., a life insurance company, Director (2000-present)
No. of Portfolios for which Board Member Serves: 59

Gordon J. Davis is deemed to be an “interested person” (as defined in the Act) of the fund as a result of his affiliation with Venable LLP, which provides legal services to the fund.

———————
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.
Arnold S. Hiatt, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

The Fund 45

OFFICERS OF THE FUND (Unaudited) (continued)

The Fund 47

NOTES

NOTES

For More Information

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Ehud Houminer, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   Ehud Houminer is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $    37,935 in 2013 and $38,694 in 2014.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $6,000 in 2013 and $6,120 in 2014. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2013 and $0 in 2014.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,293  in 2013 and $3,679 in 2014. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2013 and $0 in 2014.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were  $0 in 2013 and $5,870 in 2014. These services included a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $200,000 in 2013 and $0 in 2014.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $46,010,490 in 2013 and $43,744,573 in 2014.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Premier GNMA Fund, Inc.

-          Dreyfus GNMA Fund

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	June 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	June 25, 2014

By: /s/ James Windels
James Windels, Treasurer
Date:	June 25, 2014

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)